Offerings - Offering: 1	Jun. 30, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.875% Senior Notes due 2031
Amount Registered | shares	900,000,000
Maximum Aggregate Offering Price	$ 896,175,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 123,761.77
Offering Note	(1) This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Filing Fee Tables" in Registration Statement No. 333-297097.